Outset Medical Investor Presentation January 2024

Forward-looking statements and non-GAAP information This presentation and the accompanying oral statements contain forward-looking statements within the meaning of the federal securities laws. All statements other than statements of historical fact are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “expect,” “plan,” anticipate,” “believe,” “estimate,” “predict,” “intend,” “potential,” “would,” “continue,” “ongoing” or the negative of these terms or similar expressions. Forward-looking statements are based on management’s current assumptions and expectations of future events and trends, which affect or may affect our business, strategy, operations or financial performance, and actual results and other events may differ materially from those expressed or implied in such statements due to numerous risks and uncertainties. These forward-looking statements include, but are not limited to, statements about the Company’s expected results of operations, including fourth quarter and full year 2023 revenue and 2023 non-GAAP gross margin and cash position, statements about the Company’s possible or assumed future results of operations and financial position, including expectations regarding projected revenues, recurring revenues, and revenue growth rate, gross margin (including non-GAAP gross margin), operating expenses, capital expenditures, cash burn, profitability and outlook, statements regarding our overall business strategy, expectations regarding future projected installed base, plans and objectives of management, our expectations regarding the market sizes and growth potential for Tablo and the total addressable market opportunities for Tablo, our planned expansion within the home hemodialysis market and expected drivers of home dialysis adoption, continued execution of our initiatives designed to expand gross margins, our ability to respond to and resolve any reports, observations or other actions by the Food and Drug Administration (FDA) and other regulators in a timely and effective manner, as well as our expectations regarding the impact of macroeconomic factors on us, our customers and our suppliers. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, which could cause actual results to differ materially from those expressed or implied in these forward-looking statements. These risks and uncertainties include: our future financial performance, including our expectations regarding our revenues, cost of revenues, operating expenses, gross margin and our ability to achieve and maintain future profitability; continued execution of our initiatives designed to expand gross margins; our ability to attain market acceptance among providers and patients; our ability to manage our growth; our expansion into the home hemodialysis market; our ability to ensure strong product performance and reliability; our relations with third-party suppliers, including contract manufacturers and single source suppliers; our ability to overcome manufacturing disruptions; the impact of epidemics, natural or man-made disasters, and similar events, on our industry, business and results of operations; our ability to offer high-quality support for Tablo; our expectations of the sizes of the markets for Tablo; our ability to innovate and improve Tablo; our ability to effectively manage privacy, information and data security; concentration of our revenues in a single product and concentration of a large percentage of our revenues from a limited number of customers; our ability to compete effectively; our ability to accurately forecast customer demand and manage our inventory; our ability to ensure the proper training and use of Tablo; our compliance with FDA and other regulations applicable to our products and business operations and our ability to respond to and resolve any reports, observations or other actions by the FDA or other regulators in a timely and effective manner; as well as other risks and uncertainties described in the Risk Factors section of our public filings with the SEC, including our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. 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Accordingly, we make no representations as to the accuracy or completeness of that information nor do we undertake to update such information after the date of this presentation. In addition to financial information presented in accordance with U.S. generally accepted accounting principles ("GAAP"), this presentation and the accompanying oral statements include certain non-GAAP financial measures, which may include Non- GAAP gross profit/loss, gross margin, operating expenses, net income/loss, and basic and diluted net income/loss per share. Any non-GAAP measure is presented for supplemental informational purposes only and should not be considered a substitute for or superior to financial information presented in accordance with GAAP. There are limitations related to the use of non-GAAP financial measures because they are not prepared in accordance with GAAP, may exclude significant expenses required by GAAP to be recognized in our financial statements, and may not be comparable to non-GAAP financial measures used by other companies. A reconciliation of these measures to the most directly comparable GAAP measures is included at the end of this presentation.

FROM THE HOSPITAL TO THE HOME

Reducing the cost and complexity of dialysis SUMMARY Scale in the $2.5B1 U.S. Acute Care market SCALE IN ACUTE Business model driving high recurring revenue of ~50% RECURRING REVENUE One-of-its-kind product & service ecosystem creates strong customer retention HIGHLY DIFFERENTIATED Growing footprint in the $8.9B1 U.S. Home market GROWING HOME FOOTPRINT 1. Company estimates based on data contained in USRDS 2021 Annual Data Report

7%2 for 1%2 CURRENT STATE Dialysis is one of the largest, most expensive, least-changed sectors of healthcare $73B1 Annual spending on U.S. ESRD patients $41B1 Paid by Medicare 600,0003 Dialysis patients 90M3 Annual dialysis treatments 2022 2030 30% 1. Company estimates based on data contained in USRDS 2021 Annual Data Report Percentage of entire Medicare budget spent on dialysis for ESRD patients, who comprise 1% of the Medicare population (2019) Company estimates based on data contained in USRDS 2022 Annual Data Report 3

135,000 New ESRD patients annually in the U.S. Acute USRDS 2021 and 2022 Quarterly and Annual Data Reports CURRENT STATE Dialysis care pathways

60% crash into dialysis 40% managed into dialysis Clinic 13% 87% Acute Home USRDS 2022 Annual Data Report CURRENT STATE Dialysis care pathways

CURRENT STATE

This is an expensive care delivery model…

60% crash into dialysis

Acute

34%[1]

30-day hospital readmission rate for hemodialysis patients[1]

Clinic

40% managed into dialysis

$5,000–$25,000

Average loss by hospital for each inpatient stay for renal failure with dialysis[1]

2021 Medicare Claims data for MS-DRG 682 and MS-DRG 683

$30 billion

Annual cost of in-center dialysis treatment in clinics

Company estimates based on data contained in USRDS 2022 Annual Data Report; League et al, JAMA Feb. 2022; Lin et al Health Affairs, Aug. 2022

1. Hickson LJ. et al. Nephron. 2018; 139(1): 1–12

Dialysis is in need of new solutions CURRENT STATE Hospitals lose money on every treatment Staffing challenges constrain optimal patient care and drive up cost Complicated technologies made home hemodialysis impractical for most patients

We see a technology-driven way forward

Tablo® is a first-of-its- kind technology designed to reduce the cost and complexity of dialysis Connected and intelligent Small and mobile Single device from ICU to home

An all-in-one solution that replaces multiple machines and a water treatment room with a single device

One device, multiple markets $2.5B Acute market Hospital & sub-acute based dialysis $8.9B Home market Home hemodialysis & transitional care $11.4B U.S. TAM Company estimates based on data contained in USRDS 2021 Annual Data Report

One device, multiple markets $11.4B U.S. TAM $2.5B Acute market Hospital & sub-acute based dialysis $8.9B Home market Home hemodialysis & transitional care Company estimates based on data contained in USRDS 2021 Annual Data Report

ACUTE CARE Scale of Tablo in the Acute Care setting >1 million treatments expected annually ~10,000 nurses trained 10 of 10 LARGEST SUBACUTE PROVIDERS 650+ UNIQUE ACUTE SITES 8 of 8 TOP NATIONAL HEALTH SYSTEMS Extensive clinical evidence: 70+ abstracts 15+ manuscripts

ACUTE CARE Tablo reduces the cost and complexity of acute dialysis TOTAL POTENTIAL COST SAVINGS 50%–80%1 Potential payback period <1 year 1. Company estimates based on data provided by third party health systems Supplies cost reduction Before Tablo With Tablo Existing ICU machines require numerous dialysate bags for each treatment Tablo creates the dialysate on demand, eliminating the cost and complexity of bags Most hospitals incur the additional cost of outsourcing dialysis to a 3rd party provider Enables hospitals to insource and utilize their existing nursing staff to deliver dialysis Labor cost reduction

ACUTE CARE

Tablo can deliver significant savings in the ICU

	Before Tablo	With Tablo
ICU mean length of stay	13.2	**8.4**
Total ICU dialysis Tx costs	$1.33M	**$239K**
ICU dialysis cost per Tx hour	$97.15	**$46.93**

Converting from an outsourced program to in-house long-duration dialysis, a medium-size ICU **reduced costs and increased nurse productivity while demonstrating trends toward improved care quality and patient outcomes**

The Tablo® Hemodialysis System is indicated for use in patients with acute and/or chronic renal failure, with or without ultrafiltration, in an acute or chronic care facility. Treatments must be administered under physician's prescription and observed by a trained individual who is considered competent in the use of the device. The Tablo Hemodialysis System is also indicated for use in the home. Treatment types available include Intermittent Hemodialysis (IHD), Sustained Low Efficiency Dialysis (SLED/ SLEDD), Prolonged Intermittent Renal Replacement Therapy (PIRRT), and Isolated Ultrafiltration. This device is not indicated for continuous renal replacement therapy (CRRT) and is cleared for use for up to 24 hours. The dialysate generated by this device is not sterile and should not be used for intravenous (IV) infusion.

COVENANT HealthCare

Retrospective, single-center analysis comparing ICU long-duration dialysis treatment (Tx) outcomes before (Nov. 2020-Oct. 2021) and after (Dec. 2021-Nov. 2022) converting to Tablo.

Intensive Care Unit improves Dialysis Care Quality while Reducing Costs: An ICU Quality Improvement Program, Tara Greenleaf Nichols, MSN, RN; David Domain; Sherrie Mullen, MSN, RN, Senthil Ramaiyah, MD; Sandy Rowe; Cynthia J. D'Alessandri-Silva, MD; Stephan Dunning, MS, MBA, American Society of Nephrology Annual Meeting, November 2023

One device, multiple markets $2.5B Acute market Hospital & sub-acute based dialysis $8.9B Home market Home hemodialysis & transitional care $11.4B U.S. TAM Company estimates based on data contained in USRDS 2021 Annual Data Report

The Home market is significantly underpenetrated HOME CARE REIMBURSEMENT Medicare reimbursement misaligned with treatment frequency Historical barriers INCENTIVES Inadequate provider payment incentives TECHNOLOGY Cumbersome technology and training

HOME CARE CMS financial incentives Medicare Advantage eligibility Clinic staffing shortages Patient preferences The Home market is poised for change. Outset’s commercial strategy is designed to capitalize on it

Tablo addresses key barriers to home dialysis adoption and retention HOME CARE 5–6 Treatments per week 100 hours Training per patient 16–24 hours Dialysate prep time per week Historical device 3 Treatments per week <25 hours Training per patient 0 hours Dialysate prep time

HOME CARE

Tablo changes the Home benefit-burden ratio

Improvement in SF-12 Quality of Life Scores and Sleep Symptoms
12-month trend of patients on Tablo[1]


Quality of Life (SF-12 Scores)
6
5
4
3
2
1
0
0
-0.5
-1
-1.5
-2
-2.5
-3
-3.5
ISI Scores
Insomnia Sleep Index (ISI)
1 month
2 months
3 months
4 months
5 months
6 months
7 months
8 months
9 months
10 months
11 months
12 months
SF-12 PHC
SF-12 MHC
ISI

(1) Patient Reported Outcomes (PRO) among Patients Receiving Home Hemodialysis (HHD) with the Tablo® Hemodialysis System. Prospective, multicenter, observational study of patients with ESRD utilizing Tablo Hemodialysis System for Home HD; N=57, reporting at 1, 3,6,9, and 12 months post-home dialysis initiation. Wazny JH1, Holmes CD1, D'Alessandri-Silva C1, Chertow GM2
(2) Data from Outset 2019 IDE trial; Alvarez L, May Y, Chertow G, .Early Patient Experience with the Tablo Hemodialysis System; Outset Data Registry, 2022.

For additional clinical evidence, visit https://www.outsetmedical.com/clinical-evidence/

Patients report fewer symptoms on Tablo[2]

Patient-reported outcomes survey comparing in-clinic treatments on Tablo vs their previous dialysis machine

Felt more energized after dialysis
34%

Reported less cramping during treatment
61%

Felt more relaxed during treatment
48%

Had fewer headaches after dialysis
47%

Reported fewer alarms during treatment
78%

MDOs Mid-Sized Dialysis Organizations Home Home growth strategy 180K patients $8.9B TAM

Home growth strategy NEW HOME DIALYSIS MARKET ENTRANTS 30% of the market1 NEAR TERM LONGER TERM MDOs Adjacent healthcare providers Post-Acute providers Health systems 1. Outset estimates the $8.9 billion total addressable market for Tablo’s use in the home represents revenue from 30% of U.S. chronic dialysis patients. $8.9B TAM

FUTURE Software EMR interoperability TODAY Consumables Service contracts Powerful recurring revenue of >50% in 2023 and expected to grow over time ACUTE $20,000 per console per year HOME $15,000 per console per year Growth potential

Strong financial position exiting 2023 Revenue 70% CAGR 2019–2023e $130M $270M* Estimated Cash position 5,350 Consoles deployed (cumulative installed base at period end) 4,050 with acute/ sub-acute providers, 1,300 with home providers >50% Recurring revenue Driven by strong utilization in the acute and home settings *Cash, cash equivalents, short-term investments and restricted cash totaled $207 million at Dec. 31, 2023. On Jan. 2, Outset reported receipt of an additional $66.5M under its term loan agreements with SLR Investment Corp.

Financial guidance 2024 Non-GAAP gross margin Low-30% range Full year Mid-30% range Exiting Q4 Long-term guidance High-teens annual revenue growth 2025-2027 ~50% non-GAAP gross margin as revenues reach ~$250M, exiting 2027 2024 Revenue guidance $145M-$153M 12% to 18% year-over-year growth

Outset Medical 3052 Orchard Drive San Jose, CA 95134 outsetmedical.com